JAKARTA GROWTH FUND, INC.

                                                              November 24, 1999

To Our Shareholders:

    We present the Semi-Annual Report of the Jakarta Growth Fund, Inc. (the "Fund") for the six months ended September 30, 1999. The Net Asset Value per Share ("NAV") of the Fund on September 30, 1999 was $2.25, representing an increase of 12.5%, and a decrease of 30.1% for the past six months and past quarter, respectively. The closing market price of the Fund on September 30, 1999 on the New York Stock Exchange was $3.125, representing a premium of 39.0% to the NAV. The Fund's total net assets amounted to $11,287,556 on September 30, 1999.

    The Jakarta Stock Exchange Composite Index (the "JSE Index") increased from 393.63 to 547.94, or 39.2%, during the six months ended September 30, 1999. Including the Indonesian Rupiah (the "Rupiah") appreciation of 3.9% during the six months, this represented a total net increase of 44.6% in United States dollar terms. For the quarter ended September 30, 1999, the JSE Index decreased by 17.2%, in local currency terms and declined by 31.2% in U.S. dollar terms, respectively.

THE PORTFOLIO

    At September 30, 1999, the Fund had invested 96.7% of its total net assets in Indonesian equities.

    The Fund had significant holdings in the Telecommunications, Consumer Goods and Distribution, and Paper and Pulp sectors of 18.7%, 17.8%, and 13.3%, respectively.

    During the last quarter, the Fund added four new equity issues and no equity issues were eliminated. The new issues added were: Golden
Agri-Resources Ltd., palm oil and palm kernel; H.M. Sampoerna, cigarettes; Multipolar Corporation, computer equipment; and Sunson Textile Manufacturing Co., yarn, cloth and other products.

INDONESIAN ECONOMY

     The Indonesian stock market rally that followed the peaceful General Election on June 7, 1999 took an abrupt turn on news of the Bank Bali scandal and the violence that paralyzed East Timor after its overwhelming vote for independence from Indonesia. Amid these disturbing events, the Rupiah also declined to a low of approximately 9,000 Rupiah to one U.S. dollar in early September from its post-election high of approximately 6,500. At September 30, 1999, the Rupiah was trading at 8,325 to one U.S. dollar.

     The key issues that are troubling Indonesia are as follows:

BANK BALI SCANDAL

          One of Indonesia's five largest private banks, Bank Bali was connected with a scandal involving the payment of 546 billion Rupiah (about $68 million at the current exchange rate) to a Golungar Karya Party ("Golkar") linked finance company, PT Era Giat Prima, for its services in recovering 904 billion Rupiah worth of loans relating to the Indonesian Bank Restructuring Agency ("IBRA"). Both the International Monetary Fund ("IMF") and the World Bank have demanded an independent audit of the Central Bank, as part of the probe into the Bank Bali scan-dal. According to the audit by Pricewaterhouse Coopers LLP, the investigation into the Bank Bali scandal has uncovered "numerous" indications of fraud, as well as the transfer of millions of dollars to senior Indonesian officials and politically connected individuals. Seven key government officials (including the Finance Minister, Central Bank Governor, Minister of State Enterprises and the Chairman of the IBRA) have already been implicated based on the partial release of the investigation report. Although it faces international pressure now, the government had refused to release the full investigation report based on the excuse that this will violate Banking Secrecy laws. In the meantime, both the IMF and World Bank have suspended further fresh loan disbursements to Indonesia. In addition, all discussions on debt rescheduling have been put on hold by the Paris Club.

THE EAST TIMOR SAGA

          The violence and damage inflicted by the pro-Indonesian militia in East Timor after its vote of independence have received massive international criticism. Despite the initial nationalistic feelings of resentment, the inability of the Indonesian military forces to restore peace and order in East Timor, coupled with massive international pressure, resulted in President Habibie's decision to allow an uncondi-tional international peace-keeping force into the territory.

          The deployment of an international peace-keeping force may help to contain the violence that we have seen in East Timor over recent weeks but it may also spark fresh confrontations between the peace-keeping force and the pro-Indonesian militia. Any casualties among the peace-keeping force can then be used to rebuke Indonesia, especially if the peace-keeping force can gather proof that the pro-Indonesian militia are getting support from the Indonesian military. This could have serious ramifications for the financial assistance programs to Indonesia.

          Although very much a remote possibility at the moment, the independence of East Timor may set a precedent for other delinquent provinces like Aceh and Irian Jaya to also petition for independence. If this materializes, Indonesia will face the immense risk of being separated. In fact, this is exactly the reason why some of the politicians and military commanders in Indonesia were against East Timor's independence in the first place.

          There were no major surprises within the latest economic statistics released. Deflation still rules with consumer prices falling for the seventh consecutive month in September, by 0.68% from the August 19, 1999 level. On an annual basis, Consumer Price Index ("CPI") is now at a record low of 1.3%, a dramatic improvement from the 82.4% rate experienced in the same month last year. The sharp decline in the inflation rate has also resulted in a continuous decline in interest rates during the quarter. Currently, the one-month Sertificate of Bank Indonesia ("SBI") rate has declined to approximately 13% from 18.8% on June 30, 1999.

          Trade numbers released during the quarter were pleasantly above market expectations, with the monthly trade surplus exceeding $2 billion. July non oil exports, while remaining weak, had significant upward revisions from -17% to -14% year-over-year ("y-o-y"). August trade numbers were even more robust: non-oil exports increased a massive 66% after rising nearly 35% y-o-y in July. However, imports remained depressed, a clear indication of the weak state of current domestic demand. In the eight months through August, the trade surplus has increased to $14.9 billion.

     INDONESIA AFTER THE PRESIDENTIAL ELECTION

          After hovering around the 550 level for most of October, the Indonesian stock market staged a dramatic rally after Mr. Abdurrahman Wahid (or Gus Dur) and Ms. Megawati Sukarnoputri were elected as the new President and Vice-President of Indonesia. The JSE Index surged to 644 (the highest level in the past 13 weeks) amid the volatile trading session last week when Ms. Megawati was thought to have won the presidential post after Mr. Habibie pulled out from the race. However, the surprise victory by Gus Dur sent the Indonesian stock market tumbling by more than 11% from its intra-day high. Some rioting also took place in several cities, including Jakarta, as Ms. Megawati's supporters protested violently against the outcome of the Presidential election. Events took another turn during the Vice-Presidential election when Armed Forces Chief (General Wiranto) and Parliamentary Speaker (Akbar Tanjung) withdrew from the race. In the end, in a climax-filled two days, Ms. Megawati Sukarnoptri was finally elected Vice President of Indonesia. The Indonesian stock market responded positively to the news despite many health limitations of Gus Dur, who could hardly see and walk as a result of two strokes that he had previously. However, trading was largely dominated by the locals with the foreigners remaining at the sideline, partly due to the Year 2000 concern, and also to wait for the appointment of the new cabinet.

          The Gus Dur and Ms. Megawati duo can be regarded as one of the best combinations as it appeased not only the Muslim groups but also the reformist groups. They are likely to have enhanced unity among the Indonesians and put an end to the civil unrest which has seriously disrupted the social harmony that Indonesians enjoyed prior to the crisis. At the same time, both the parties led by Gus Dur and Ms. Megawati are also "cleaner" than the previous ruling Golkar Party. As a result, restructuring efforts, in particular the Financial sector reform, should be able to progress at a quicker pace. Both of them are also seen as very receptive to Indonesian Chinese and this should provide relief to the battered Indonesian Chinese community.

          Having mentioned the positives, there are still a number of major problems that Gus Dur and Ms. Megawati need to tackle quickly and decisively. First, the composition of the new cabinet must not be perceived as corrupted as the previous one. In fact, Gus Dur has already sparked some controversy after considering the inclusion of a few Suharto-era ministers in a council intended to create a new national economic strategy.

          Second, Indonesia's relations with the international community have turned sour after the East Timor saga and the Bank Bali scandal. Given the need of external aid to finance Indonesia's fiscal deficit and to restructure the Indonesian corporations, it is imperative for the new government to mend ties with the international community promptly. This effort is demonstrated by the recent approval by the Parliament to release the full investigation report by PricewaterhouseCoopers LLP on the Bank Bali scandal. This action is likely to result in an improvement in the relations with IMF and World Bank, which are expected to resume their loan disbursements to Indonesia soon.

          Third, the new government needs to deal with the threat of separatist movements in provinces such as Aceh, Iriah Jaya and Ambon. Gus Dur has already assigned the responsibility for handling the restive provinces of Iriah Jaya, Ambon and Riau to Ms. Megawati. At the same time, he would handle the resource-rich Aceh, given his connections with Aceh's Islamic leaders.

          Last but not least, Corporate and Financial sector reforms have to be expedited so as to regain the confidence of foreign investors. Amid the uncertain ties leading to the Presidential election, the Fund has not seen too much corporate restructuring activity in the past quarter. This is likely to change given that the fear associated with political uncertainties has been reduced. Although the adjustment process can be a long and tedious one, it is beneficial to Indonesia in the longer term.

THE STOCK MARKET

     After a brief period of euphoria following the election in June, the JSE Index continued its steady but gradual decline, mainly due to concerns over political developments and the Bank Bali scandal. After reaching a high of 681 on July 6, 1999, the Indonesian stock market fell 31.2% in U.S. dollar terms during the quarter. However, trading volume was relatively light during the quarter, averaging only $87.1 million per day, a 12.1 % quarter over quarter decline when compared with the second quarter ending June 30, 1999 average daily volume of $99.0 million.

     Political problems and the Bank Bali scandal have also taken their toll on the currency, with the Rupiah reversing its strengthening trend that the Fund saw in the second quarter ending June 30, 1999. Since early July, the Rupiah has weakened from 6,750 Rupiah to one U.S. dollar to the level of 8,325 Rupiah to one U.S. dollar at September 30, 1999.

INVESTMENT STRATEGY

     During the third quarter, the Fund took advantage of the weakness in the Indonesian stock market to acquire some stocks. As a result, the cash position declined to 3.3% at September 30, 1999 from 9.8% at June 30, 1999.

     In terms of the stock market outlook, with the presidential election behind us, the risk premium ascribed to Indonesia as a result of its political and social instability has declined. Gus Dur has also assured the interna-tional business community that his government would uphold market-oriented policy and encourage foreign investors to take an active part in the country's economic development. Hence in the near term, favorable sentiment is likely to underpin the Indonesian stock market and the JSE Index may retest the 700 level in the early part of next year, especially if the Year 2000 concerns are over-rated. The expected resumption of lending by the foreign lenders (such as the IMF, World Bank, etc.) would further underpin sentiment. The economic environment in the near term should also be positive for stocks given the very benign inflation and interest rate outlook, and a firm currency. However, over the medium to longer term, the stock market will be susceptible to some of the unpleasant realities of the economic adjustment process.

     In terms of sector strategy, the Fund has increased its weighting in the Consumer sector during the third quarter. The Fund will continue to maintain an over weight position in this sector for the coming quarter given its strong forecasted earnings. Although the Fund has increased the weighting in financial stocks slightly during the third quarter, it is still very much underweight in this sector relative to the benchmark given the very poor sentiment after the Bank Bali scandal. Weighting in the Telecommunications sector has been reduced closer to the neutral position and the Fund is likely to maintain this weighting in the coming quarter. As to the Mining and Agriculture sector, the Fund will continue to maintain an overweight position given its relatively cheap valuations.

     We appreciate your continuing support of your Fund.

                                Sincerely,




                                Nobuo Katayama
                                President



________________________________________________________________________________
     Year 2000 Issues. Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). Like other investment companies and financial and business organizations, the Fund could be adversely affected if the computer systems used by Nomura Asset Management U.S.A. Inc. ("NAM-U.S.A.") or other Fund service providers do not properly address this problem prior to January 1, 2000. NAM-U.S.A. has hired consultants to analyze these issues and to implement any system modifications necessary to prepare for the Year 2000. In addition, NAM-U.S.A. has sought assurances from the Fund's other service providers that they are taking all necessary steps to ensure that their computer systems will accurately reflect the Year 2000, and NAM-U.S.A. will continue to monitor the situation. However, no assurance can be given that the Fund's service providers have anticipated every step necessary to avoid any adverse effect on the Fund attributable to the Year 2000 Problem.

     In addition the companies in which the Fund invests, the markets for their securities and related securities trade processing could be adversely affected by the Year 2000 Problem. If the value of a Fund investment is adversely affected by a Year 2000 Problem, the Fund's investment return will be reduced.
________________________________________________________________________________

                       SHAREHOLDERS ACCOUNT INFORMATION

     Shareholders whose accounts are held in their own name may contact the Fund's transfer agent, State Street Bank and Trust Company at (800) 426-5523 for information concerning their accounts.
________________________________________________________________________________


                           JAKARTA GROWTH FUND, INC.

                      FUND HIGHLIGHTS-SEPTEMBER 30,1999

                                  (Unaudited)
KEY STATISTICS:
  Net Assets ...........................................     $11,287,556
  Net Asset Value per Share ............................           $2.25
  Closing NYSE Market Price ............................          $3.125
  Percentage Change in Net Asset Value per Share* ......           12.5%
  Percentage Change in NYSE Market Price* ..............           42.9%

MARKET INDEX:
                                                           RUPIAH       U.S$
  Jakarta Stock Exchange Composite Index* ..............    39.2%      44.6%
  *From April 1, 1999 through September 30, 1999

ASSET ALLOCATION:
  Indonesian Stocks .....................................          96.7%
  Cash and Cash Equivalents .............................           3.3
                                                                  -----
  Total Investments .....................................         100.0
  Other Assets Less Liabilities, Net ....................           0.0
                                                                  -----
  Total .................................................         100.0%
                                                                  =====

INDUSTRY DIVERSIFICATION:
                                     % OF                               % OF
                                   NET ASSETS                        NET ASSETS

Telecommunications .................. 18.7    Conglomerate ............  4.6
Consumer Goods and Distribution ..... 17.8    Banking .................  3.6
Paper and Pulp ...................... 13.3    Pharmaceuticals .........  3.2
Agribusiness and Fishing ............  9.8    Cement ..................  3.0
Mining ..............................  9.4    Retail ..................  1.1
Food and Beverage ...................  5.9    Commercial Services .....  0.6
Manufacturing .......................  5.7

                  TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE
                                                      MARKET            % OF
SECURITY                                               VALUE         NET ASSETS
 Gudang Garam ..................................    $1,368,240          12.1
 Telekomunikasi Indonesia ......................     1,270,261          11.3
 Indah Kiat Paper & Pulp .......................     1,137,897          10.1
 Indonesian Satellite Corporation ..............       832,769           7.4
 Indofood Sukes Makmur .........................       666,366           5.9
 Tambang Timah .................................       542,943           4.8
 Sunson Textile Manufacturing Co ...............       525,526           4.7
 Astra International ...........................       521,905           4.6
 Aneka Tambang .................................       517,123           4.6
 Astra Argo Niaga Lestari.......................       391,832           3.5

                           JAKARTA GROWTH FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30,1999
                                  (Unaudited)
                                                                           % OF
                                                                MARKET      NET
                                         SHARES       COST      VALUE    ASSETS
                                         ------       ----      -----    ------

INDONESIAN EQUITY SECURITIES

AGRIBUSINESS AND FISHING
Astra Argo Niaga Lestari..........     1,864,000  $  643,811     391,832    3.5
 Palm oil
Cahaya Kalbar.....................     2,200,000   1,879,504     356,757    3.1
 Palm oil
Daya Guna Samudera................       577,148     413,119     188,916    1.7
 Fishing
Golden Agri-Resources Ltd.........       455,000     290,342     168,350    1.5
                                                   ---------     -------    ---
 Palm oil and palm kernel
Total Agribusiness and Fishing....                 3,226,776   1,105,855    9.8
                                                   ---------   ---------    ---
BANKING
Bank Pan Indonesia (warrants).....       513,379      35,048      19,425    0.2
  Commercial bank
Lippo Bank........................    18,400,000     703,204     386,787    3.4
                                                   ---------   ---------    ---
  Commercial bank
Total Banking.....................                   738,252     406,212    3.6
                                                   ---------   ---------    ---

CEMENT
Semen Gresik......................       212,000     197,129     338,691    3.0
                                                   ---------   ---------    ---
  Cement manufacturer

COMMERCIAL SERVICES
Citra Munya Nusaphala Persada ....     1,000,000      82,928      66,066    0.6
                                                   ---------   ---------    ---
  Toll road operator and
  developer

CONGLOMERATE
Astra International..............     1,755,500     712,152     521,905    4.6
                                                   ---------   ---------   ---
  Automobile distribution,
  agribusiness and electronics

CONSUMER GOODS AND DISTRIBUTION
Gudang Garam......................       676,000     486,096   1,368,240   12.1
  Cigarettes
H.M. Sampoerna....................       200,000     508,770     354,955    3.1
  Cigarettes
Mayora Indah......................     3,800,000     352,461     296,697    2.6
                                                   ---------   ---------    ---
  Biscuits and candies
Total Consumer Goods
  and Distribution................                 1,347,327   2,019,892   17.8
                                                   ---------   ---------   ----

FOOD AND BEVERAGE
Indofood Sukes Makmur.............       700,000     502,756     666,366    5.9
                                                   ---------   ---------   ----
 Food processor

                       See notes to financial statements


                           JAKARTA GROWTH FUND, INC.
                     SCHEDULE OF INVESTMENTS -(Continued)
                               SEPTEMBER 30,1999
                                  (Unaudited)
                                                                           % of
                                                                Market      Net
                                         Shares       Cost      Value    Assets
                                         ------       ----      -----    ------

MANUFACTURING
 Intikeramik Alamasri Industri....     3,000,000  $  593,445   $ 117,118    1.0
   Porcelain tile
 Sunson Textile
 Manufacturing Co.................     7,000,000     571,912     525,526    4.7
                                                   ---------   ---------    ---
 Yarn, cloth and other products
 Total Manufacturing .............                 1,165,357     642,644    5.7
                                                   ---------   ---------    ---

MINING
Aneka Tambang.....................     2,969,000     401,927     517,123    4.6
   Mining
Tambang Timah.....................       800,000     494,764     542,943    4.8
                                                   ---------   ---------    ---
   Tin mining
Total Mining......................                   896,691   1,060,066    9.4
                                                   ---------   ---------    ---

PAPER AND PULP
Indah Kiat Paper & Pulp...........     2,978,205   1,331,693   1,064,283    9.4
Indah Kiat Paper & Pulp
   (warrants).....................       320,856      31,005      73,614    0.7
  Pulp and paper products
Pabrik Kertas Tjiwi Kimia ........     1,245,134     698,459     302,870    2.7
Pabrik Kertas Tjiwi Kimia
   (warrants).....................       480,090     132,726      57,668    0.5
                                                   ---------   ---------    ---
   Writing and printing paper
Total Paper and Pulp..............                 2,193,883   1,498,435   13.3
                                                   ---------   ---------    ---
PHARMACEUTICALS
Tempo Scan Pacific................       795,000   1,671,405     355,721    3.2
                                                   ---------   ---------    ---
   Pharmaceuticals

RETAIL
Multipolar Corporation............       352,500      17,399      11,644    0.1
   Computer equipment
Ramayana Lestari Sentosa..........       200,000      91,675     108,108    1.0
                                                   ---------   ---------    ---
   Department store
Total Retail .....................                   109,074     119,752    1.1
                                                   ---------   ---------    ---

TELECOMMUNICATIONS
Indonesian Satellite Corporation
   (Inclosat) ....................       619,000   1,352,866     832,769    7.4
   International telecommunications
Telekomunikasi Indonesia .........     3,584,720   2,886,770   1,270,261   11.3
                                                   ---------   ---------    ---
   Domestic telecommunications
Total Telecommunications .........                 4,239,636   2,103,030   18.7
                                                   ---------   ---------    ---
TOTAL INVESTMENTS IN INDONESIAN
   EQUITY SECURITIES .............                17,083,366  10,904,635   96.7
                                                   ---------   ---------    ---

                       See notes to financial statements


                           JAKARTA GROWTH FUND, INC.

                     SCHEDULE OF INVESTMENTS -(Continued)

                               SEPTEMBER 30,1999
                                  (Unaudited)

                                                                           % of
                                       Principal               Market       Net
                                        Amount       Cost      Value     Assets
                                        -------      ----      -----     ------

NVESTMENTS IN SHORT-TERM SECURITIES
Commercial Paper
Kittyhawk Funding, 5.10%,
   due 10/04/99...................      $380,000    $379,830    $379,830    3.3
                                                   ---------   ---------    ---
TOTAL INVESTMENTS IN SHORT-TERM
   SECURITIES.....................                   379,830     379,830    3.3
                                                   ---------   ---------    ---
TOTAL INVESTMENTS.................                17,463,196  11,284,465  100.0
OTHER ASSETS LESS
  LIABILITIES, NET................                     3,298       3,091    0.0
                                                   ---------   ---------   ----
NET ASSETS........................              $ 17,466,494 $11,287,556  100.0
                                                ============ ===========  =====

                   Portfolio securities and foreign currency
                        holdings were translated at the
               following exchange rate as of September 30, 1999.

                 Indonesia rupiah      IDR      8,325 = $1.00

                       See notes to financial statements


                          JAKARTA GROWTH FUND, INC.

                     STATEMENT OF ASSETS AND LIABILITIES

                              SEPTEMBER 30,1999
                                 (Unaudited)

ASSETS:
   Investments in securities, at market value
     (cost-$17,083,366).....................................      $ 10,904,635
   Investments in short-term securities,
     at market value (cost-$379,830)........................           379,830
   Cash ....................................................            93,491
   Receivable for dividends and interest ...................             6,067
                                                                      --------
           Total Assets.....................................        11,384,023
                                                                    ----------
LIABILITIES:
   Accrued management fee                                               10,327
   Other accrued expenses                                               86,140
                                                                        ------
           Total Liabilities                                            96,467
                                                                        ------
NET ASSETS:
   Capital stock (par value of 5,017,564 shares of
     capital stock outstanding, authorized
     100,000,000, par value $0.10 each) ....................           501,756
   Paid-in capital .........................................        53,117,037
   Accumulated net realized loss on investments
     and foreign currency transactions .....................       (36,058,887)
   Unrealized net depreciation on investments
     and foreign exchange ..................................        (6,178,939)
   Accumulated undistributed net investment loss ...........           (93,411)
                                                                      ---------
           Net Assets ......................................      $ 11,287,556
                                                                  ============
   Net asset value per share                                             $2.25
                                                                         =====

                       See notes to financial statements


                           JAKARTA GROWTH FUND, INC.

                            STATEMENT OF OPERATIONS

                  FOR THE SIX MONTHS ENDED SEPTEMBER 30,1999

                                  (Unaudited)

INCOME:
 Dividend income
     (less $21,108 withholding taxes)...........    $119,610
 Interest income ...............................      47,774
                                                      ------
          Total Income .........................                     $ 167,384

 EXPENSES:
 Management fee ................................      75,591
 Custodian fees ................................      58,745
 Auditing and tax reporting fees ...............      24,339
 Legal fees ....................................      23,058
 Shareholder reports ...........................      17,568
 Registration fees ............................       16,170
 Directors' fees and expenses ..................      10,065
 Annual meeting expenses .......................      10,065
 Transfer agency fees ..........................       7,503
 Insurance fees ................................       1,830
 Miscellaneous .................................       2,562
                                                       -----
           Total Expenses ......................                       247,496
                                                                       -------
 INVESTMENT LOSS-NET ...........................                       (80,112)
                                                                       --------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY:
 Realized loss on investments and
   foreign currency transactions:
 Net realized loss on investments ..............                    (2,275,944)
 Net realized loss on foreign exchange .........                      (143,829)
                                                                      ---------
 Net realized loss on investments
   and foreign exchange ........................                    (2,419,773)
                                                                    -----------
 Change in net unrealized depreciation on
   translation of foreign currency and
   other assets and liabilities
   denominated in foreign currency .............                      2,411,266
 Change in net unrealized
   depreciation on investments .................                      1,341,357
                                                                      ---------
 Net realized and unrealized gain on
   investments and foreign exchange.............                      1,332,850
                                                                      ---------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS.......................                     $1,252,738
                                                                     ==========

                       See notes to financial statements


                           JAKARTA GROWTH FUND, INC.

                      STATEMENT OF CHANGES IN NET ASSETS

                                                 For the Six          For the
                                                Months Ended           Year
                                             September 30, 1999        Ended
                                                 (Unaudited)      March 31, 1999

 FROM INVESTMENT ACTIVITIES:
 Net investment loss .........................   $ (80,112)          $ (187,011)
 Net realized loss on investments ............  (2,275,944)          (1,766,648)
 Net realized loss on foreign exchange .......    (143,829)          (7,017,983)
 Change in net unrealized depreciation on
 investments and foreign exchange ............    3,752,623           6,798,805
                                                  ---------          -----------
 Increase (decrease) in net assets derived
 from investment activities and net
 increase (decrease) in net assets ...........    1,252,738          (2,172,837)

 NET ASSETS:
 Beginning of period .........................   10,034,818           12,207,655
                                                 ----------          -----------
 End of period (including accumulated net
 investment loss of $93,411
 and $13,299, respectively) .................. $ 11,287,556         $ 10,034,818
                                               ------------         ------------

                       See notes to financial statements







                           JAKARTA GROWTH FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS-(Unaudited)

1. Significant Accounting Policies

   Jakarta Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund was incorporated in Maryland on January 29, 1990 and investment operations commenced on April 19, 1990. The following is a summary of significant accounting policies followed by the Fund.

   (a) Valuation of Securities--Investments traded on stock exchanges are valued at the last sale price on the principal market on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of the day. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data. Short-term debt securities which mature in 60 days or less are valued at amortized cost if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days. Securities and other assets, including futures contracts and related options, are stated at market value or otherwise at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

   (b) Foreign Currency Transactions--Transactions denominated in Indonesian rupiah ("Rupiah") are recorded in the Fund's records at the current prevailing rate at the time of the transaction. Asset and liability accounts that are denominated in Rupiah are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in operations for the current period.

   The net assets of the Fund are presented at the exchange rate and market values at the end of the period. The Fund isolates that portion of the change in unrealized appreciation (depreciation) included in the statement of operations arising as a result of changes in Rupiah rates at September 30, 1999 on investments and other assets and liabilities. Net realized foreign exchange gains or losses includes foreign exchange gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the United States dollar equivalent of the amounts actually received or paid.

   (c) Security Transactions, Investment Income, Distributions to
Shareholders--Security transactions are accounted for on the trade date. Dividend income and distributions are recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on the identified cost basis.

   Distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition--"temporary"), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net realized gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized gains.

   (d) Capital Account Reclassification -- For the year ended March 31, 1999, the Fund's undistributed net investment loss and accumulated net realized loss were decreased by $173,712 and $28,168, respectively, with an offsetting decrease in additional paid in capital of $201,880. This adjustment was primarily the result of the reclassification of net foreign currency losses, and a net operating loss.

   (e) Income Taxes--A provision for United States income taxes has not been made since it is the intention of the Fund to qualify as a regulated investment company under the Internal Revenue Code of 1986 as amended and to distribute within the allowable time limit all taxable income to its shareholders.

   Under Indonesian tax laws, a withholding tax is imposed on dividends and interest income from Indonesian sources at a maximum rate of 15% and such withholding taxes are reflected as a reduction of the related revenue. There is no withholding tax on realized gains. In addition, the Fund is subject to a tax at a rate of 0.1% on the gross sales proceeds on the disposition of equity securities listed on the Indonesian stock exchanges.




                           JAKARTA GROWTH FUND, INC.

            NOTES TO FINANCIAL STATEMENTS-(Unaudited) (Continued)


   (f) Use of Estimates in Financial Statement Preparation--The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

   (g) Concentration of Risk--A significant portion of the Fund's net assets consists of Indonesian securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to the smaller size, less liquidity and greater volatility, the In-donesian securities market is less developed than the U.S. securities market and there is often substantially less publicly available information about Indonesian issuers than there is about U.S. issuers. Future economic and political developments in Indonesia could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

2. Management Agreement and Transactions With Affiliated Persons

   Nomura Asset Management U.S.A. Inc. (the "Manager") acts as the Manager of the Fund pursuant to a management agreement. Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (the "Investment Advisor"), to act as investment advisor for the Fund. Pursuant to the investment advisory agreement, the Investment Advisor has retained its subsidiary Nomura Asset Management Singapore Limited (the "Sub-Advisor") to act as investment sub-advisor to the Fund.

   As compensation for its services to the Fund, the Manager receives a monthly fee, at the annual rate of 1.10% of the value of the Fund's average weekly net assets. For services performed under the Investment Advisory Agreement, the Investment Advisor receives a monthly fee from the Manager at the annual rate of 0.50% of the Fund's average weekly net assets. For services performed under the terms of the Investment Sub-Advisory Agreement, the Sub-Advisor receives a monthly fee from the Investment Advisor at the annual rate of 0.25% of the Fund's average weekly net assets. Under the Management Agreement, the Fund paid or accrued fees to the Manager of $75,591 for the six months ended September 30, 1999. Under the Investment Advisory Agreement, the Manager informed the Fund that the Investment Adviser earned fees of $34,514 for the six months ended September 30, 1999 of which $17,257 were paid to the Sub-Advisor. At September 30, 1999, the fee payable to the Manager, by the Fund, was $10,327.

   Certain officers and/or directors of the Fund are officers and/or directors of the Manager. The Nomura Securities Co., Ltd. (the Manager's indirect parent) earned no commissions on the execution of portfolio security transac-tions for the six months ended September 30, 1999. The Fund pays each Director not affiliated with the Manager an annual fee of $5,000 plus $500 per meeting attended, together with such Director's actual expenses related to at-tendance at meetings. Such fees and expenses for unaffiliated Directors aggregated $10,065 for the six months ended September 30, 1999.

3. Purchases and Sales of Investments

   Purchases and sales of investments, exclusive of investments in foreign currencies and short-term securities, for the six months ended September 30, 1999 were $4,544,616 and $1,494,417, respectively.

   As of September 30, 1999, net unrealized depreciation on investments, exclusive of investments in foreign currency and short-term securities, for Federal income tax purposes was $6,178,731 of which $1,409,734 related to appreciated securities and $7,588,465 related to depreciated securities. The aggregate cost of investments, exclusive of investments in foreign currencies and short-term securities, of $379,830 at September 30, 1999 for Federal income tax purposes was $17,083,366.

   The Fund has a capital loss carryforward as of March 31, 1999 of $33,524,037 of which $1,217,005 expires March 31, 2001, $5,504,417 expires
March 31, 2002, $1,284,915 expires March 31, 2003, $1,711,790 expires March
31, 2005, $6,504,011 expires March 31, 2006 and $17,301,899 expires March 31,
2007.

   Capital losses and currency losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. Accordingly, the Fund incurred and elected to defer capital losses of $115,077, and $13,299 currency losses for the year ended March 31, 1999.





                           JAKARTA GROWTH FUND, INC.

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout the period.

                                                      For the Six
                                                     Months Ended
                                                  September 30, 1999                    For the Year Ended March 31,
                                                                                        ----------------------------
                                                     (Unaudited)      1999        1998          1997         1996 '        1995
                                                     ----------
 Net asset value, beginning of period    ............  $ 2.00         $ 2.43      $10.12        $9.11         $7.69        $9.30
                                                       ------         ------      ------       ------         -----        -----

    Net investment income (loss) .....................  (0.02)         (0.04)       0.03         0.01          0.06         0.01
    Net realized and unrealized gain
      (loss) on investments and foreign currency         0.27          (0.39)      (7.70)        1.00          1.47        (1.60)
                                                       ------         -------      ------      ------          ----        ------
    Total from investment operations ................    0.25          (0.43)      (7.67)        1.01          1.53        (1.59)
                                                       ------         -------      ------      ------          ----        ------

 Distributions to shareholders from:
    Net investment income ............................      -              -       (0.02)           -         (0.11)       (0.02)
                                                       ------         ------      ------       ------          ----        ------

 Total distributions .................................      -              -       (0.02)           -         (0.11)       (0.02)
                                                       ------         ------      ------       ------          ----        ------

 Net asset value, end of period ......................  $2.25          $2.00       $2.43       $10.12         $9.11        $7.69
                                                       ======         ======      ======       ======         =====        =====

 Market value, end of period .........................  $3.125       $2.1875     $4.0625       $8.875        $9.250       $8.125

 Total investment return+.............................    42.9%        (46.2%)     (54.0%)       (4.1%)        15.3%       (13.1%)
 Net asset value total return++.......................    12.5%        (17.7%)     (75.3%)       11.1%         20.0%       (17.1%)
 Ratio to average net assets/supplemental data:
    Net assets, end of period (in 000) .................  $11,288       $10,035     $12,208      $50,788       $45,693      $38,552
    Operating expenses ..............................     3.70%+        4.66%       2.60%        2.07%         1.94%        1.91%
    Net investment income ...........................    (1.20%)+      (1.94%)      0.53%        0.12%         0.70%        0.15%
    Portfolio turnover ..............................       13%           11%         68%          35%           44%          37%

+Based on market value per share, adjusted for reinvestment of distribution and capital share transactions. Total return does not reflect sales commissions.
++Based on net asset value per share, adjusted for reinvestment of distribution and capital share transactions. Total return does not reflect sales commissions.
 +Annualized







                           JAKARTA GROWTH FUND, INC.

SUPPLEMENTAL PROXY INFORMATION (Unaudited)

   The 1999 Annual Meeting of the Shareholders of the Fund was held on at the Fund's offices, 180 Maiden Lane, New York, New York on November 9, 1999. The purpose of the meeting was to elect six Directors to serve for the ensuing year; to consider and act upon a proposal to ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for its fiscal year ending March 31, 2000; and to transact such other business as may properly come before the Meeting or any adjournment thereof.

   At the Meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: William G. Barker, Jr., George H. Chittenden, Nobuo Katayama, Chor Weng Tan, Arthur R. Taylor, and John F. Wallace. The shareholders ratified the selection of PricewaterhouseCoopers LLP, to serve as the Fund's independent accountants for the fiscal year ending March 31, 2000. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. To elect the Fund's Board of Directors:

                                                                                % of                               % of
                                                           Shares Voted      outstanding      Shares Voted      outstanding
                                                             For               Shares      Withhold Authority      Shares
                                                           ------------      -----------   ------------------   ----------
   William G. Barker, Jr. ........................           2,799,032           55.8           56,611               1.1
   George H. Chittenden ..........................           2,799,516           55.8           56,127               1.1
   Nobuo Katayama ................................           2,799,338           55.8           56,305               1.1
   Chor Weng Tan .................................           2,797,776           55.8           57,867               1.1
   Arthur R. Taylor ..............................           2,798,836           55.8           56,807               1.1
   John F. Wallace ...............................           2,796,538           55.7           59,105               1.2


2. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund:

                      % of                          % of                      % of
  Shares Voted     outstanding   Shares Voted    outstanding    Shares     outstanding
      For             Shares        Against         Shares     Abstained      Shares
  ------------     -----------   ------------    -----------   ---------   -----------
   2,830,526          56.4          18,937           0.4          6,180         0.1







BOARD OF DIRECTORS
William G. Barker, Jr.
George H. Chittenden
Nobuo Katayama
Chor Weng Tan
Arthur R. Taylor
John F. Wallace
OFFICERS
Nobuo Katayama, President
Keisuke Haruguchi, Vice President
David G. Stoeffel, Vice President
John F. Wallace, Vice President
John J. Boretti, Secretary and Treasurer
Terence P. Brennan, Assistant Secretary and
                          Assistant Treasurer
MANAGER
Nomura Asset Management U.S.A. Inc.
180 Maiden Lane
New York, New York 10038-4936
Internet Address
www.nomura-asset.com
INVESTMENT ADVISOR
Nomura Asset Management Co., Ltd.
2-1-14 Nihonbashi, Chuo-ku,
Tokyo 103-8260, Japan
INVESTMENT SUB-ADVISOR
Nomura Asset Management Singapore Limited
6 Battery Road
Singapore 049909
CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street Boston, Massachusetts 02109-3661
DIVIDEND PAYING AGENT,
TRANSFER AGENT AND REGISTRAR
State Street Bank and Trust Company
P.O. Box 8209
Boston, Massachusetts 02266-8209
COUNSEL
Brown & Wood LLP
One World Trade Center
New York, New York 10048-0557

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036-2798

JAKARTA GROWTH FUND, INC.
180 MAIDEN LANE
NEW YORK, NEW YORK 10038-4936

This Report, including the Financial Statements, is transmitted to the Shareholders of Jakarta Growth Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.

The accompanying Financial Statements, including the Schedule of Investments, have not been examined by the Fund's independent accountants, PricewaterhouseCoopers LLP, and accordingly, they express no opinion thereon.


                                   JAKARTA
                                    Growth
                                  Fund, Inc,







                              SEMI-ANNUAL REPORT


                              SEPTEMBER 30, 1999